UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 1, 2010 (October 26, 2010)
Date of Report (Date of earliest event reported)

TETRAGENEX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-134987	22-3781895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 JERICHO TURNPIKE, SUITE 221
SYOSSET, NY 11791
 (Address of principal executive offices and Zip Code)

(516) 855-4425
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

Item 1.03                      Bankruptcy or Receivership

On October 26, 2010, Tetragenex Pharmaceuticals, Inc. (the “Company”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Eastern District of New York (Case No. 10-78439-reg).  The Company has filed a pre-packaged bankruptcy on the basis that it believes that it has obtained the requisite approval from its creditors under the Bankruptcy Code for its plan of reorganization. The Company will continue to operate its business and manage its affairs as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with Sections 1107(a) and 1108 of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 9.01                      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRAGENX PHARMACEUTICALS, INC.

/s/ Martin F. Schacker
Martin F. Schacker
Co-Chief Executive Officer

Date: November 1, 2010